UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report  - July 13, 2005
                Date of Earliest Event Reported:  July 13, 2005


                       THE MAY DEPARTMENT STORES COMPANY
              (Exact name of Registrant as specified in its charter)

   Delaware                        I-79                      43-1104396
(State or other                (Commission                (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)

611 Olive Street, St. Louis, Missouri                            63101
(Address of principal executive offices)                     (Zip code)

   Registrant's telephone number, including area code: (314)342-6300

                                Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 8.01.  Other Events.


     On July 13, 2005, The May Department Stores Company issued a press release announcing that the shareowners of the company approved the proposed merger with Federated Department Stores, Inc. at its annual meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit No.      Exhibit

      99.1 Press Release issued by The May Department Stores Company on July 13, 2005.









SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAY DEPARTMENT STORES COMPANY


Date: July 13, 2005             By:        /s/ J. Per Brodin
                                Name:      J. Per Brodin
                                Title:     Vice President








EXHIBIT INDEX


Exhibit     Description

99.1 Press Release issued by The May Department Stores Company on July 13, 2005.